Exhibit 99.1
Investor Relations Contact
Mike Saviage
Adobe
408-536-4416
ir@adobe.com
Public Relations Contact
Dan Berthiaume
Adobe
408-536-2584
dberthia@adobe.com

FOR IMMEDIATE RELEASE
Adobe Delivers Record Revenue of $2 Billion in Q4
Achieves Record Creative Cloud, Adobe Document Cloud and Adobe Experience Cloud Revenue in Fiscal 2017

SAN JOSE, Calif. - Dec. 14, 2017 - Adobe (Nasdaq:ADBE) today reported financial results for its fourth quarter fiscal year 2017 ended Dec. 1, 2017.

In its fourth quarter of fiscal year 2017, Adobe achieved quarterly revenue of $2.01 billion, which represents 25 percent year-over-year growth. In fiscal year 2017, Adobe achieved annual revenue of $7.30 billion, which also represents 25 percent year-over-year growth.

"Adobe delivered record revenue of $2 billion in Q4," said Shantanu Narayen, president and CEO, Adobe. "Our strong business momentum is driven by the market-leading solutions we provide to empower people to create and businesses to digitally transform.”

“Adobe achieved record annual and quarterly revenue, and the leverage in our business model once again drove record profit and earnings," said Mark Garrett, executive vice president and CFO, Adobe. “We are raising our fiscal 2018 revenue target and remain bullish about delivering strong top line and bottom line growth. “

Fourth Quarter Fiscal Year 2017 Financial Highlights

•	Adobe achieved record quarterly revenue of $2.01 billion in its fourth quarter of fiscal year 2017, which represents 25 percent year-over-year growth.

•	Diluted earnings per share was $1.00 on a GAAP-basis, and $1.26 on a non-GAAP basis.

•	Digital Media segment revenue was $1.39 billion, with Creative and Document Cloud achieving record quarterly revenue of $1.16 billion and $235 million, respectively.

•	Digital Media Annualized Recurring Revenue (“ARR”) grew to $5.23 billion exiting the quarter, a quarter-over-quarter increase of $359 million.

•	Adobe Experience Cloud achieved record revenue of $550 million, which represents 18 percent year-over-year growth.

•	Operating income grew 37 percent and net income grew 26 percent year-over-year on a GAAP-basis; operating income grew 37 percent and net income grew 39 percent year-over-year on a non-GAAP basis.

•	Cash flow from operations was a record $833 million, and deferred revenue grew to an all-time high of $2.49 billion.

•	The company repurchased approximately 1.9 million shares during the quarter, returning $297 million of cash to stockholders.

Fiscal Year 2017 Financial Highlights

•	Adobe achieved record annual revenue of $7.30 billion in fiscal year 2017, representing 25 percent year-over-year growth.

•	The company reported annual GAAP diluted earnings per share of $3.38 and non-GAAP diluted earnings per share of $4.31.

•
Digital Media segment revenue was $5.01 billion, with Creative and Document Cloud achieving record annual revenue of $4.17 billion and $837 million, respectively. Digital Media ARR grew by $1.24 billion during the year.

•	Adobe Experience Cloud achieved record annual revenue of $2.03 billion, representing 24 percent year-over-year growth.

•	Operating income grew 45 percent and net income grew 45 percent year-over-year on a GAAP-basis; operating income grew 40 percent and net income grew 42 percent year-over-year on a non-GAAP basis.

•	Adobe generated a record $2.91 billion in operating cash flow during the year.

•	The company repurchased 8.2 million shares during the year, returning $1.10 billion of cash to stockholders.
A reconciliation between GAAP and non-GAAP results is provided at the end of this press release and on Adobe’s website.

Adobe to Webcast Earnings Conference Call
Adobe will webcast its fourth quarter fiscal year 2017 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides, financial targets and an investor datasheet are posted to Adobe’s investor relations website in advance of the conference call for reference. A reconciliation between GAAP and non-GAAP earnings results and financial targets is also provided on the website.
Forward-Looking Statements Disclosure
This press release contains forward-looking statements, including those related to business momentum, product adoption, revenue, annualized recurring revenue, subscription bookings, non-operating other expense, tax rate on a GAAP and non-GAAP basis, earnings per share on a GAAP and non-GAAP basis, and share count, all of which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to develop, acquire, market and offer products and services that meet customer requirements, introduction of new technology, complex sales cycles, fluctuations in subscription renewal rates, our ability to predict such renewals and risks related to the timing of revenue recognition from our subscription offerings, potential interruptions or delays in hosted services provided by us or third parties, risks associated with cyber-attacks, information security and privacy, failure to realize the anticipated benefits of past or future acquisitions, changes in accounting principles and tax regulations, and uncertainty in the financial markets and economic conditions in the countries we operate as a multinational corporation. For a discussion of these and other risks and uncertainties, please refer to Adobe’s Annual Report on Form 10-K for our fiscal year 2016 ended Dec. 2, 2016, and Adobe's Quarterly Reports on Form 10-Q issued in fiscal year 2017.
The financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Annual Report on Form 10-K for our year ended Dec. 1, 2017, which Adobe expects to file in Jan. 2018.
Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
About Adobe

Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.
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© 2017 Adobe Systems Incorporated. All rights reserved. Adobe and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended		Year Ended
	December 1, 2017*	December 2, 2016	December 1, 2017*	December 2, 2016
Revenue:
Subscription	$1,695,987	$1,262,273	$6,133,869	$4,584,833
Product	192,876	221,926	706,767	800,498
Services and support	117,732	124,220	460,869	469,099
Total revenue	2,006,595	1,608,419	7,301,505	5,854,430

Cost of revenue:
Subscription	170,218	122,196	623,048	461,860
Product	15,552	17,427	57,082	68,917
Services and support	85,102	76,933	330,361	289,131
Total cost of revenue	270,872	216,556	1,010,491	819,908

Gross profit	1,735,723	1,391,863	6,291,014	5,034,522

Operating expenses:
Research and development	324,026	257,849	1,224,059	975,987
Sales and marketing	574,104	495,042	2,197,592	1,910,197
General and administrative	169,567	148,192	624,706	576,202
Amortization of purchased intangibles	18,686	18,500	76,562	78,534
Total operating expenses	1,086,383	919,583	4,122,919	3,540,920

Operating income	649,340	472,280	2,168,095	1,493,602

Non-operating income (expense):
Interest and other income (expense), net	10,496	553	36,395	13,548
Interest expense	(19,116)	(17,518)	(74,402)	(70,442)
Investment gains (losses), net	2,292	1,385	7,553	(1,570)
Total non-operating income (expense), net	(6,328)	(15,580)	(30,454)	(58,464)
Income before income taxes	643,012	456,700	2,137,641	1,435,138
Provision for income taxes	141,463	57,087	443,687	266,356
Net income	$501,549	$399,613	$1,693,954	$1,168,782
Basic net income per share	$1.02	$0.81	$3.43	$2.35
Shares used to compute basic net income per share	492,108	495,641	493,632	498,345
Diluted net income per share	$1.00	$0.80	$3.38	$2.32
Shares used to compute diluted net income per share	500,060	501,176	501,123	504,299

_________________________________________

*
We early adopted ASU No. 2016-09, Improvements to Employee Share-Based Payment Accounting, during the first quarter of fiscal 2017. As required by the standard, excess tax benefits recognized on stock-based compensation expense were reflected in our provision for income taxes rather than paid-in capital on a prospective basis. We recorded excess tax benefits within our provision for income taxes, rather than paid-in capital, starting the first quarter of fiscal 2017.

Condensed Consolidated Balance Sheets
(In thousands, except par value; unaudited)

	December 1, 2017	December 2, 2016
ASSETS

Current assets:
Cash and cash equivalents	$2,306,072	$1,011,315
Short-term investments	3,513,702	3,749,985
Trade receivables, net of allowances for doubtful accounts of $9,151 and $6,214, respectively	1,217,968	833,033
Prepaid expenses and other current assets	210,071	245,441
Total current assets	7,247,813	5,839,774

Property and equipment, net	936,976	816,264
Goodwill	5,821,561	5,406,474
Purchased and other intangibles, net	385,658	414,405
Investment in lease receivable	—	80,439
Other assets	143,548	139,890
Total assets	$14,535,556	$12,697,246

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$113,538	$88,024
Accrued expenses	993,773	739,630
Income taxes payable	14,196	38,362
Deferred revenue	2,405,950	1,945,619
Total current liabilities	3,527,457	2,811,635

Long-term liabilities:
Debt	1,881,421	1,892,200
Deferred revenue	88,592	69,131
Income taxes payable	173,088	184,381
Deferred income taxes	279,941	217,660
Other liabilities	125,188	97,404
Total liabilities	6,075,687	5,272,411

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	5,082,195	4,616,331
Retained earnings	9,573,870	8,114,517
Accumulated other comprehensive income (loss)	(111,821)	(173,602)
Treasury stock, at cost (109,572 and 106,580 shares, respectively), net of reissuances	(6,084,436)	(5,132,472)
Total stockholders’ equity	8,459,869	7,424,835
Total liabilities and stockholders’ equity	$14,535,556	$12,697,246

Condensed Consolidated Statements of Cash Flows
(In thousands; unaudited)

	Three Months Ended
	December 1, 2017*	December 2, 2016
Cash flows from operating activities:
Net income	$501,549	$399,613
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	81,234	81,860
Stock-based compensation expense	120,050	87,530
Unrealized investment (gains) losses, net	(2,251)	(771)
Changes in deferred revenue	289,952	216,765
Changes in other operating assets and liabilities	(157,314)	(89,396)
Net cash provided by operating activities	833,220	695,601

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	62,199	(97,891)
Purchases of property and equipment	(37,684)	(48,633)
Purchases and sales of long-term investments, intangibles and other assets, net	(4,149)	3,426
Net cash provided by (used for) investing activities	20,366	(143,098)

Cash flows from financing activities:
Purchases of treasury stock	(300,000)	(300,000)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock reissuances	(18,877)	(6,283)
Repayment of capital lease obligations	(632)	(22)
Excess tax benefits from stock-based compensation	—	5,836
Net cash used for financing activities	(319,509)	(300,469)
Effect of exchange rate changes on cash and cash equivalents	(2,555)	(8,391)
Net increase in cash and cash equivalents	531,522	243,643
Cash and cash equivalents at beginning of period	1,774,550	767,672
Cash and cash equivalents at end of period	$2,306,072	$1,011,315

_________________________________________

*
We early adopted ASU No. 2016-09, Improvements to Employee Share-Based Payment Accounting, during the first quarter of fiscal 2017. As required by the standard, excess tax benefits recognized on stock-based compensation expense were reflected in our provision for income taxes rather than paid-in capital on a prospective basis. We also elected to prospectively apply the change in presentation of excess tax benefits wherein excess tax benefits recognized on stock-based compensation expense were classified as operating activities in our condensed consolidated statements of cash flows starting the first quarter of fiscal 2017. Prior period classification of cash flows related to excess tax benefits was not adjusted.

Non-GAAP Results
(In thousands, except per share data)
The following tables show Adobe’s GAAP results reconciled to non-GAAP results included in this release.

	Three Months Ended			Year Ended
	December 1, 2017	December 2, 2016	September 1, 2017	December 1, 2017	December 2, 2016
Operating income:

GAAP operating income	$649,340	$472,280	$545,674	$2,168,095	$1,493,602
Stock-based and deferred compensation expense	122,180	86,584	117,968	462,317	351,553
Restructuring and other charges	(359)	(285)	—	(456)	(1,508)
Amortization of purchased intangibles	34,817	31,143	36,655	143,492	136,056
Non-GAAP operating income	$805,978	$589,722	$700,297	$2,773,448	$1,979,703

Net income:

GAAP net income*	$501,549	$399,613	$419,569	$1,693,954	$1,168,782
Stock-based and deferred compensation expense	122,180	86,584	117,968	462,317	351,553
Restructuring and other charges	(359)	(285)	—	(456)	(1,508)
Amortization of purchased intangibles	34,817	31,143	36,655	143,492	136,056
Investment (gains) losses, net	(2,292)	(1,385)	(975)	(7,553)	1,570
Income tax adjustments	(25,982)	(63,118)	(24,146)	(130,756)	(137,350)
Non-GAAP net income	$629,913	$452,552	$549,071	$2,160,998	$1,519,103

Diluted net income per share:

GAAP diluted net income per share*	$1.00	$0.80	$0.84	$3.38	$2.32
Stock-based and deferred compensation expense	0.24	0.17	0.24	0.92	0.70
Amortization of purchased intangibles	0.07	0.06	0.07	0.29	0.27
Investment (gains) losses, net	—	—	—	(0.02)	—
Income tax adjustments	(0.05)	(0.13)	(0.05)	(0.26)	(0.28)
Non-GAAP diluted net income per share	$1.26	$0.90	$1.10	$4.31	$3.01

Shares used in computing diluted net income per share	500,060	501,176	500,398	501,123	504,299

Non-GAAP Results (continued)

Three Months Ended
December 1, 2017
Effective income tax rate:

GAAP effective income tax rate*	22.0%
Stock-based and deferred compensation expense	0.2
Income tax adjustments	(1.2)
Non-GAAP effective income tax rate**	21.0%

_________________________________________

*
We early adopted ASU No. 2016-09, Improvements to Employee Share-Based Payment Accounting, during the first quarter of fiscal 2017. As required by the standard, excess tax benefits recognized on stock-based compensation expense were reflected in our provision for income taxes rather than paid-in capital on a prospective basis. We recorded excess tax benefits within our provision for income taxes, rather than paid-in capital, starting the first quarter of fiscal 2017.

**
Our non-GAAP effective income tax rate of 21% is an annualized rate based on estimates for the entire fiscal year, whereas the GAAP effective income tax rate of 22% is the rate for the quarter based on tax events within the quarter. Income tax adjustments, which are included in both GAAP and non-GAAP earnings, will fluctuate from quarter-to-quarter but will normalize over the fiscal year due to the timing of tax events including the timing of recognition of excess tax benefits within each quarter.

Use of Non-GAAP Financial Information

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.

Adobe’s management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, restructuring and other charges, amortization of purchased intangibles and certain activity in connection with technology license arrangements, investment gains and losses, the related tax impact of all of these items, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.